Exhibit 12.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of ICON plc (the “Company”) on Form 20-F for the year ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brendan Brennan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:            March 2, 2012

/s/ Brendan Brennan
Brendan Brennan
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the report or as a separate disclosure document.  A signed original of this written statement required by section 906 has been provided to ICON plc and will be retained by ICON plc and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of ICON plc (the “Company”) on Form 20-F for the year ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ciaran Murray, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:            March 2, 2012

/s/Ciaran Murray
Ciaran Murray
Chief Executive Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the report or as a separate disclosure document.  A signed original of this written statement required by section 906 has been provided to ICON plc and will be retained by ICON plc and furnished to the Securities and Exchange Commission or its staff upon request.

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